Exhibit 21

LIST OF SUBSIDIARIES OF EQUITY RESIDENTIAL

ENTITY
1	1145 Acquisition , LLC
2	AMBERTON APARTMENTS, LLC
3	AMBERWOODS APTS OF BARTOW COUNTY, LTD
4	AMERWOODS APTS OF BARTOW COUNTY, II, LTD
5	ANE ASSOCIATES, LLC
6	ANNHURST APTS OF COLUMBUS, LTD
7	APPLE RIDGE APTS OF CIRCLEVILLE, II, LTD
8	ARGUS LAND COMPANY, INC.
9	ARTERY NORTHAMPTON LIMITED PARTNERSHIP
10	AVON PLACE ASSOCIATES, LLC
11	BALATON CONDOMINIUM ASSOCIATION
12	BALATON CONDOMINIUM, LLC
13	BARCELONA CONDOMINIUM, LLC
14	BARRINGTON APTS OF BEDFORD, LTD
15	BEL APARTMENT PROPERTIES TRUST
16	BEL COMMUNITIES PROPERTY TRUST
17	BEL MULTIFAMILY PROPERTY TRUST
18	BEL MULTIFAMILY, LLC
19	BEL RESIDENTIAL PROPERTIES TRUST
20	BEL-APT, L.L.C.
21	BEL-COMMUNITIES, LLC
22	BEL-EQR I LIMITED PARNTERSHIP
23	BEL-EQR I, L.L.C.
24	BEL-EQR II LIMITED PARNTERSHIP
25	BEL-EQR II, L.L.C.
26	BEL-EQR III, LIMITED PARTNERSHIP
27	BEL-EQR III, LLC
28	BEL-EQR IV, LIMITED PARTNERSHIP
29	BEL-EQR IV, LLC
30	BEL-EQR NORTHLAKE GP, LLC
31	BEL-RES, L.L.C.
32	BRIDGE POINT APTS, LTD
33	BROOKSIDE PLACE ASSOCIATES, L.P.
34	BROOKSIDE PLACE G.P. CORP.
35	BUENA VISTA PLACE ASSOCIATES
36	CANTERBURY APARTMENTS, LLC
37	CANYON CREEK VILLAGE ASSOCIATES, L.P.
38	CANYON CREEK VILLAGE G.P. CORP.
39	CAPREIT Arbor Glen L.P.
40	CAPREIT Woodcrest Villa L.P.
41	CARDINAL APTS SERVICES, INC.
42	CARDINAL ASSOCIATES CENTRAL MANAGEMENT
43	CARDINAL DIVERSIFIED PROPERTIES
44	CARDINAL GP XII CORP
45	CARDINAL IND OF FLORDIA SERVICES CORP
46	CARLETON COURT APTS OF ANN ARBOR, LTD
47	CENTERPOINT APARTMENT ASSOC, LTD
48	CHINATOWN GATEWAY, LLC
49	COBBLESTONE VILLAGE COMMUNITY RENTALS, L.P.
50	COBBLESTONE VILLAGE G.P. CORP.
51	CORPORATE QUARTERS, INC.
52	CORPORATE STAY INTERNATIONAL, INC.
53	COUNTRY CLUB ASSOCIATES LIMITED PARTNERSHIP
54	COUNTRY CLUB CONDOMINIUM, LLC
55	COUNTRY OAKS ASSOCIATES, L.P.
56	COUNTRY OAKS G.P. CORP.
57	COUNTRY RIDGE GENERAL PARTNERSHIP
58	COVE INVESTMENTS, LLC
59	CRC, LLC
60	CRICO of Trailway Pond II, L.P.
61	CRICO of White Bear Woods I, L.P.
62	CRICO of Ethan’s I, L.P.
63	CRICO of Ethan’s II, L.P.
64	CRICO of Fountain Place, L.P.
65	CRICO of James Street Crossing, L.P.
66	CRICO of Ocean Walk, L.P.

ENTITY
67	CRICO of Trailway Pond I, L.P.
68	CRICO of Valley Creek I, L.P.
69	CRICO of Valley Creek II, L.P.
70	CRICO Royal Oaks, L.P.
71	CRP SERVICE COMPANY, LLC
72	CRSI SPV 103, INC.
73	CRSI SPV 1996 PW2, INC.
74	CRSI SPV 1996 PW3, INC.
75	CRSI SPV 30231, LLC
76	CRSI SPV 35, LLC
77	CRSI SPV 59, LLC
78	CRSI SPV 95, INC.
79	CRSI SPV 96, LLC
80	DEERFIELD ASSOCIATES, L.P.
81	DEERFIELD G.P. CORP.
82	DEL REY II, LLC
83	DUXFORD, LLC
84	EC-BORDEAUX, LLC
85	EC-GRAND MARQUIS, LLC (FKA EC-GRAND CANAL, LLC)
86	ECH-GFR, INC. (FKA GLOBE FURNITURE RENTALS, INC.)
87	EC-STERLING HEIGHTS, LLC
88	EC-TUSCANY VILLAS, LLC
89	EC-VENETIAN II LLC
90	EDGEWATER COMMUNITY RENTALS, L.P.
91	EDGEWATER G.P. CORP.
92	E-LODGE ASSOCIATES LIMITED PARTNERSHIP
93	EQR (1999) HAMPDEN TOWN CENTER, LLC
94	EQR (1999) HOMESTEAD, LLC (FKA EQR/LEGACY PARTNERS 1999 HOMESTEAD, LLC)
95	EQR (1999) MASTER LLC (FKA EQR/LEGACY PARTNERS 1999 MASTER, LLC)
96	EQR (1999) TOWERS LLC (FKA EQR/LEGACY PARTNERS 1999 TOWER, LLC)
97	EQR (1999) WARNER RIDGE LLC (FKA EQR/LEGACY PARTNERS 1999 WARNER RIDGE, LLC)
98	EQR (1999) WARNER RIDGE PHASE III LLC (FKA EQR/LEGACY PARTNERS 1999 WR III, LLC)
99	EQR NO. FOUR MASTER LP (FKA: EQR/LINCOLN NO. FOUR MASTER LP)
100	EQR NO. ONE MASTER LP (FKA: EQR/LINCOLN NO. ONE MASTER LP)
101	EQR NO. THREE MASTER LP (FKA: EQR/LINCOLN NO. THREE MASTER LP)
102	EQR NO. TWO MASTER LP (FKA: EQR/LINCOLN NO. TWO MASTER LP)
103	EQR/KB CALIFORNIA RCI, LLC
104	EQR/KB CALIFORNIA RCI, LLC
105	EQR/LINCOLN FORT LEWIS COMMUNITIES, LLC
106	EQR/LINCOLN FT. LEWIS COMMUNITIES, LLC
107	EQR/Lincoln RCI Southeast LLC
108	EQR-71 BROADWAY A, LLC
109	EQR-71 BROADWAY B, LLC
110	EQR-71 BROADWAY C, LLC
111	EQR-71 BROADWAY D, LLC
112	EQR-71 BROADWAY E, LLC
113	EQR-71 BROADWAY F, LLC
114	EQR-740 RIVER DRIVE, LLC
115	EQR-ALEXANDRIA (FKA: EQR-LINCOLN ALEXANDRIA, LLC)
116	EQR-ARBORS FINANCING, LP
117	EQR-ARIZONA, L.L.C.
118	EQR-ARTCAPLOAN, L.L.C.
119	EQR-AUTUMN RIVER, LLC
120	EQR-BAY HILL, LLC
121	EQR-BELLAGIO, LLC
122	EQR-BELLEVUE MEADOW GP LP
123	EQR-BELLEVUE MEADOW LP
124	EQR-BENEVA PLACE, INC.
125	EQR-BENEVA PLACE, LLC
126	EQR-BOND PARTNERSHIP
127	EQR-BRAINTREE, LLC
128	EQR-BRAMBLEWOOD GP LP
129	EQR-BRAMBLEWOOD LP
130	EQR-BRETON HAMMOCKS FINANCING LIMITED PARTNERSHIP
131	EQR-BRIARWOOD GP LP
132	EQR-BRIARWOOD LP
133	EQR-BROADWAY LP

ENTITY
134	EQR-BROOKDALE VILLAGE, LLC
135	EQR-BS FINANCING LIMITED PARTNERSHIP
136	EQR-CALIFORNIA EXCHANGE, LLC (FKA EQR-REGATTA, LLC)
137	EQR-CEDAR RIDGE GP, LLC
138	EQR-CEDAR RIDGE LP
139	EQR-CENTENNIAL COURT, LLC
140	EQR-CENTENNIAL TOWER, LLC
141	EQR-CHARDONNAY PARK, L.L.C.
142	EQR-CHASE KNOLLS LENDER, LLC
143	EQR-CHICKASAW CROSSING, INC.
144	EQR-CHICKASAW CROSSING, LLC
145	EQR-CHINATOWN GATEWAY, LLC
146	EQR-CHURCH CORNER, LLC
147	EQR-COACHMAN TRAILS, LLC
148	EQR-CODELLE LIMITED PARTNERSHIP
149	EQR-CODELLE, LLC
150	EQR-CONNOR LIMITED PARTNERSHIP
151	EQR-CONNOR, LLC
152	EQR-CREEKSIDE OAKS GENERAL PARTNERSHIP
153	EQR-CYPRESS LAKE, LLC
154	EQR-DEER CREEK, LLC
155	EQR-EASTBRIDGE, LLC
156	EQR-EASTBRIDGE, LP
157	EQR-EMERALD PLACE FINANCING LIMITED PARTNERSHIP
158	EQR-ESSEX PLACE FINANCING LIMITED PARTNERSHIP
159	EQR-FAIRFAX CORNER II, LLC (FKA: ERP/Vistas-Fairfax Corner, LLC)
160	EQR-FAIRFAX CORNER, LLC
161	EQR-FAIRFIELD, LLC
162	EQR-FANCAP 2000A LIMITED PARTNERSHIP
163	EQR-FANCAP 2000A, LLC (d/b/a EQR-TENNESSEE LOAN PORTFOLIO, LLC)
164	EQR-FANKEY 2004 LIMITED PARTNERSHIP
165	EQR-FANKEY 2004, LLC
166	EQR-FERNBROOK, LLC
167	EQR-FIELDERS CROSSING GP, LLC
168	EQR-FIELDERS CROSSING LP
169	EQR-FLATLANDS, LLC
170	EQR-FOREST PLACE, INC.
171	EQR-FOREST PLACE, LLC
172	EQR-GEORGIAN WOODS, LLC
173	EQR-GRANDVIEW II GP, LP
174	EQR-GRANDVIEW II LP
175	EQR-GREENHAVEN GP LP
176	EQR-GREENHAVEN LP
177	EQR-HAMPSHIRE PLACE, LLC
178	EQR-HIGHLANDS RANCH, LLC
179	EQR-HILL CHAVEZ, LLC (FKA EQR-MARKS EAST, LLC)
180	EQR-HOLDING, LLC
181	EQR-HOLDING, LLC2
182	EQR-HORIZON PLACE, INC.
183	EQR-HORIZON PLACE, LLC
184	EQR-HUDSON CROSSING A, LLC
185	EQR-HUDSON CROSSING B, LLC
186	EQR-HUDSON CROSSING C, LLC
187	EQR-HUDSON CROSSING D, LLC
188	EQR-HUDSON CROSSING E, LLC
189	EQR-HUDSON POINTE, LLC (FKA: EQR-LINCOLN HUDSON POINTE, LLC)
190	EQR-IVORY WOOD, LLC
191	EQR-LAKESHORE AT PRESTON LP
192	EQR-LAKEWOOD GREENS GP, LLC
193	EQR-LAKEWOOD GREENS LP
194	EQR-LAWRENCE, LLC
195	EQR-LEXFORD LENDER, LLC
196	EQR-LEXINGTON FARM, LLC
197	EQR-LEXINGTON FARM, LLC
198	EQR-LINCOLN BRAINTREE, LLC
199	EQR-LINCOLN VILLAGE (CA) I GP LP
200	EQR-LINCOLN VILLAGE (CA) I LP

ENTITY
201	EQR-LINCOLN VILLAGE (CA) II GP LP
202	EQR-LINCOLN VILLAGE (CA) II LP
203	EQR-LODGE (OK) GP LIMITED PARTNERSHIP
204	EQR-LOMBARD, LLC (FKA LINCOLN LOMBARD, LLC)
205	EQR-LOUDOUN, LLC (FKA: EQR-LINCOLN LOUDOUN, LLC)
206	EQR-LPC URBAN RENEWAL NORTH PIER, LLC
207	EQR-MARINA BAY, LLC (FKA: EQR-LINCOLN MARINA BAY, LLC)
208	EQR-MARKS A, L.L.C.
209	EQR-MARKS B, L.L.C.
210	EQR-MARKS WEST, LLC
211	EQR-MARTINS LANDING, LLC
212	EQR-MET CA FINANCING LIMITED PARTNERSHIP
213	EQR-MILL CREEK, LLC
214	EQR-MISSION HILLS, LLC
215	EQR-MISSOURI, L.L.C.
216	EQR-MLP 1, LLC
217	EQR-MLP 2, LLC
218	EQR-MLP 3, LLC
219	EQR-MLP 4, LLC
220	EQR-MONTERRA, LLC
221	EQR-MOSAIC, LLC
222	EQR-MOUNTAIN SHADOWS GP LP
223	EQR-MOUNTAIN SHADOWS LP
224	EQR-NEW LLC
225	EQR-NEW LLC2
226	EQR-NEW LLC3
227	EQR-NORTH CREEK, LLC
228	EQR-NORTH HILL, L.L.C.
229	EQR-NORTH PIER, LLC (FKA: EQR-LINCOLN NORTH PIER, LLC)
230	EQR-OVERLOOK MANOR II, LLC
231	EQR-PALM HARBOR, LLC
232	EQR-PARKSIDE, GP LP
233	EQR-PARKSIDE, LP
234	EQR-PEACHTREE A, LLC
235	EQR-PEACHTREE B, LLC
236	EQR-PEACHTREE, LLC (FKA: EQR-LINCOLN PEACHTREE, LLC)
237	EQR-PERIMETER CENTER, LLC (FKA: EQR-LINCOLN PERIMETER CENTER, LLC)
238	EQR-PIEDMONT, LLC (FKA: EQR-LINCOLN PIEDMONT, LLC)
239	EQR-PINETREE/WESTBROOKE, LLC
240	EQR-PLANTATION, L.L.C.
241	EQR-PROSPECT TOWERS PHASE II LLC
242	EQR-QRS HIGHLINE OAKS, INC
243	EQR-QRS WYNDRIDGE II, INC.
244	EQR-QRS WYNDRIDGE III, INC.
245	EQR-Ranch at Fossil Creek, L.L.C.
246	EQR-Ranch at Fossil Creek, L.P.
247	EQR-RETAIL MARKS, LLC
248	EQR-RID SP,LLC
249	EQR-RIVEROAKS, LLC
250	EQR-RIVERVIEW CONDOS, LLC
251	EQR-RIVERWALK, LLC
252	EQR-S & T, LLC
253	EQR-SABLE PALM AT LAKE BUENA VISTA, INC.
254	EQR-SABLE PALM AT LAKE BUENA VISTA, LLC
255	EQR-SANDSTONE LP
256	EQR-SCAKRBOROUGH SQUARE, LLC
257	EQR-SHADOW CREEK, LLC
258	EQR-SIENA TERRACE, LLC
259	EQR-SMOKETREE, LLC
260	EQR-SONTERRA AT FOOTHILLS RANCH LP
261	EQR-SOUTHWOOD GP LP
262	EQR-SOUTHWOOD LP
263	EQR-SOUTHWOOD LP I LP
264	EQR-SOUTHWOOD LP II LP
265	EQR-STONELEIGH A, LLC
266	EQR-STONELEIGH B, LLC
267	EQR-SUERTE, LLC

ENTITY
268	EQR-SUMMER CREEK, LLC
269	EQR-SUMMERWOOD GP LP
270	EQR-SUMMERWOOD LP
271	EQR-SURREY DOWNS LP LP
272	EQR-SWN LINE FINANCING LIMITED PARTNERSHIP
273	EQR-TALLEYRAND, LLC
274	EQR-THE CARLYLE, LLC
275	EQR-THE CARLYLE, LP
276	EQR-THE LAKES AT VININGS, LLC
277	EQR-THE OAKS, LLC
278	EQR-THE PALMS, LLC
279	EQR-THE RETREAT, LLC
280	EQR-THE WATERFORD AT DEERWOOD, INC.
281	EQR-THE WATERFORD AT DEERWOOD, LLC
282	EQR-THE WATERFORD AT ORANGE PARK, INC.
283	EQR-THE WATERFORD AT ORANGE PARK, LLC
284	EQR-THE WATERFORD AT REGENCY, INC.
285	EQR-THE WATERFORD AT REGENCY, LLC
286	EQR-TOWN CENTER, LLC
287	EQR-TOWNHOMES OF MEADOWBROOK, LLC
288	EQR-TRAILS AT DOMINION GENERAL PARTNERSHIP
289	EQR-URBAN RENEWAL JERSEY CITY, LLC (FKA EQR-LINCOLN URBAN RENEWAL JERSEY CITY, LLC)
290	EQR-VALENCIA, LLC (AKA EQR-PORTOFINO, LLC)
291	EQR-VILLA LONG BEACH, LLC
292	EQR-VILLA SERENAS SUCCESSOR BORROWER, LLC
293	EQR-VILLAS OF JOSEY RANCH GP, LLC
294	EQR-VILLAS OF JOSEY RANCH LP
295	EQR-VININGS AT ASHLEY LAKE, L.L.C.
296	EQR-WARWICK, L.L.C.
297	EQR-WATERFALL, L.L.C.
298	EQR-WATERMARKE I, LLC
299	EQR-WATERMARKE II, LLC
300	EQR-WATSON G.P.
301	EQR-WEST COAST PORTFOLIO GP, LLC
302	EQR-WESTFIELD VILLAGE, LLC
303	EQR-WESTPORT, LLC (FKA: EQR-LINCOLN WESTPORT, LLC)
304	EQR-WHISPER CREEK, LLC
305	EQR-WIMBLEDON OAKS LP
306	EQR-WINDSOR AT FAIR LAKES, LLC
307	EQR-WOOD FOREST, INC.
308	EQR-WOOD FOREST, LLC
309	EQR-WOODRIDGE I GP LP
310	EQR-WOODRIDGE I LP
311	EQR-WOODRIDGE II GP LP
312	EQR-WOODRIDGE II LP
313	EQR-WOODRIDGE III LP
314	EQR-WOODRIDGE, LLC
315	EQR-WYNDRIDGE II, L.L.C.
316	EQR-WYNDRIDGE III, L.L.C.
317	EQR-ZURICH, LLC (FKA: EQR-LINCOLN ZURICH, LLC)
318	EQUITY APARTMENT MANAGEMENT, LLC (AKA LEXFORD PROPERTIES MANAGEMENT, LLC)
319	EQUITY COMMUNITY FOUNDATION
320	EQUITY CORPORATE HOUSING HOLDING CO., INC. (FKA: GLOBE HOLDING CO., INC.)
321	EQUITY CORPORATE HOUSING, INC. (FKA:GLOBE BUSINESS RESOURCES, INC.)
322	EQUITY MARINA BAY PHASE II, LLC (FKA LINCOLN MARINA BAY PHASE II, LLC)
323	EQUITY RESIDENTIAL CONDOMINIUMS, LLC
324	EQUITY RESIDENTIAL FOUNDATION (FKA Equity Community Foundation)
325	EQUITY RESIDENTIAL MORTGAGE COMPANY, LLC
326	EQUITY RESIDENTIAL MORTGAGE HOLDING CORPORATION
327	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP
328	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP II
329	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP PROTECTIVE TRUST
330	EQUITY RESIDENTIAL PROPERTIES TRUST (POST WRP MERGER)
331	EQUITY-LODGE VENTURE LTD.
332	ERP NEW ENGLAND PROGRAM, LLC
333	ERP OPERATING LIMITED PARTNERSHIP
334	ERP-NEW ENGLAND PROGRAM, LLC

ENTITY
335	ERP-QRS ARBORS, INC.
336	ERP-QRS BRETON HAMMOCKS, INC.
337	ERP-QRS BS, INC.
338	ERP-QRS CEDAR CREST, INC.
339	ERP-QRS CEDAR RIDGE, INC.
340	ERP-QRS COUNTRY CLUB I, INC.
341	ERP-QRS COUNTRY CLUB II, INC.
342	ERP-QRS COUNTRY RIDGE, INC.
343	ERP-QRS CPRT II, INC.
344	ERP-QRS CPRT, INC.
345	ERP-QRS CREEKSIDE OAKS, INC.
346	ERP-QRS EMERALD PLACE, INC.
347	ERP-QRS ESSEX PLACE, INC.
348	ERP-QRS FAIRFIELD, INC.
349	ERP-QRS FLATLANDS, INC.
350	ERP-QRS GEORGIAN WOODS ANNEX, INC.
351	ERP-QRS GLENLAKE CLUB, INC.
352	ERP-QRS GROVE L.P., INC.
353	ERP-QRS HARBOR POINTE, INC.
354	ERP-QRS HUNTER’S GLEN, INC.
355	ERP-QRS LAKEWOOD GREENS, INC.
356	ERP-QRS LINCOLN, INC.
357	ERP-QRS LODGE (OK), INC.
358	ERP-QRS MAGNUM, INC.
359	ERP-QRS MET CA, INC.
360	ERP-QRS MET, INC.
361	ERP-QRS NORTHAMPTON I, INC.
362	ERP-QRS S&T, INC.
363	ERP-QRS SONTERRA AT FOOTHILLS RANCH, INC.
364	ERP-QRS SWN LINE, INC.
365	ERP-QRS TOWNE CENTRE III, INC.
366	ERP-QRS TOWNE CENTRE IV, INC.
367	ERP-QRS TRAILS AT DOMINION, INC. (fka ERP-QRS Marbrisa, Inc.)
368	ERP-QRS WATSON, INC.
369	ERP-SOUTHEAST PROPERTIES, LLC
370	ESSEX SQUARE APTS, LTD
371	EVANS WITHYCOMBE FINANCE, INC
372	EVANS WITHYCOMBE FINANCE, L.P.
373	EVANS WITHYCOMBE MANAGEMENT INC.
374	EVANS WITHYCOMBE RESIDENTIAL LIMITED PARTNERSHIP
375	FEATHER RIVER COMMUNITY RENTALS, L.P.
376	FEATHER RIVER G.P. CORP.
377	FOREST PLACE ASSOCIATES
378	FORSYTHIA COURT APTS OF COLUMBUS, LTD
379	FORT LEWIS COMMUNITIES, LLC
380	FORT LEWIS SPE, INC.
381	FOUR LAKES CONDOMINIUM II, LLC
382	FOUR LAKES CONDOMINIUM III, LLC
383	FOUR LAKES CONDOMINIUM IV, LLC
384	FOUR LAKES CONDOMINIUM V, LLC
385	FOUR LAKES CONDOMINIUM, LLC
386	FOUR LAKES II, LLC.
387	FOURTH TOWNE CENTRE LIMITED PARTNERSHIP
388	FOX RIDGE ASSOCIATES, L.P.
389	FOX RIDGE G.P. CORP.
390	FOXTON APTS OF SEYMOUR, LTD
391	FOXWOODBURG, LLC
392	FPAII, L.P.
393	GARDEN TERRACE APTS, III, LTD
394	GC CHAPARRAL ASSOC, LP
395	GC COUNTRY CLUB WOODS ASSOC, LP
396	GC COUNTRY CLUB WOODS, LP
397	GC GREENBRIAR ASSOC, LTD
398	GC GREENBRIAR, LP
399	GC HESSIAN HILLS ASSOC, LP
400	GC HESSIAN HILLS, LP
401	GC HIGH RIVER ASSOC, LP

ENTITY
402	GC HIGH RIVER, LP
403	GC PEMBROKE ASSOC, LP
404	GC SOUTHEAST PARTNERS, LP
405	GC SPRING LAKE MANOR ASSOC, LP
406	GC SPRING LAKE MANOR, LP
407	GC THREE CHOPT WEST ASSOC, LP
408	GC THREE CHOPT WEST, LP
409	GC TOWN & COUNTRY/COUNTRY PLACE ASSOC, LP
410	GC TOWN & COUNTRY/COUNTRY PLACE, LP
411	GC TOWNHOUSE ASSOC, LP
412	GC TOWNHOUSE, LP
413	GC TWIN GATES EAST ASSOC, LP
414	GC TWIN GATES EAST, LP
415	GC WILL-O-WISP ARMS, LP
416	GC WILL-O-WISP ASSOC, LP
417	GEARY COURTYARD ASSOCIATES
418	GEORGIAN WOODS ANNEX ASSOCIATES
419	GLENLAKE CLUB L.P.
420	GPT 929 HOUSE, LLC
421	GPT ABINGTON GLEN, LLC
422	GPT ABINGTON LAND, LLC
423	GPT ACTON, LLC
424	GPT BRIAR KNOLL, LLC
425	GPT CC, LLC
426	GPT CEDAR GLEN, LLC
427	GPT CG, LLC
428	GPT CHESTNUT GLEN, LLC
429	GPT CONWAY COURT, LLC
430	GPT EAST HAVEN, LLC
431	GPT EAST PROVIDENCE, LLC
432	GPT ENFIELD, LLC
433	GPT FREEPORT, LLC
434	GPT GLEN GROVE, LLC
435	GPT GLEN MEADOW, LLC
436	GPT GOF II, LLC
437	GPT GOSNOLD GROVE, LLC
438	GPT GP III, LLC
439	GPT HERITAGE GREEN, LLC
440	GPT HG, LLC
441	GPT HIGHLAND GLEN, LLC
442	GPT HIGHMEADOW, LLC
443	GPT HILLTOP, LLC
444	GPT JACLEN TOWER, LLC
445	GPT LONGFELLOW GLEN, LLC
446	GPT LONGMEADOW ASSOCIATES, LLC
447	GPT NEHOIDEN GLEN, LLC
448	GPT NOONAN GLEN, LLC
449	GPT NORTON GLEN, LLC
450	GPT OLD MILL GLEN, LLC
451	GPT PHILLIPS PARK, LLC
452	GPT PLAINVILLE, LLC
453	GPT RG AMHERST, LLC
454	GPT RG FALL RIVER, LLC
455	GPT RG MILFORD, LLC
456	GPT RG, LLC
457	GPT RIBBON MILL, LLC
458	GPT ROCKINGHAM GLEN, LLC
459	GPT SHG, LLC
460	GPT STURBRIDGE, LLC
461	GPT SUMMER HILL GLEN, LLC
462	GPT TANGLEWOOD, LLC
463	GPT WEBSTER GREEN, LLC
464	GPT WEST SPRINGFIELD, LLC
465	GPT WESTFIELD, LLC
466	GPT WESTWOOD GLEN, LLC
467	GPT WG, LLC
468	GPT WILG, LLC

ENTITY
469	GPT WILKENS GLEN, LLC
470	GPT WINCHESTER WOOD, LLC
471	GPT WINDSOR, LLC
472	GR CEDAR GLEN, LP
473	GR CONWAY COURT, LP
474	GR FARMINGTON SUMMIT, LLC
475	GR HIGHLAND GLEN, LP
476	GR NORTHEAST APARTMENT ASSOCIATES, LLC
477	GR ROCKINGHAM GLEN, LP
478	GR SUMMER HILL GLEN, LP
479	GR WEST HARTFORD CENTRE, LLC
480	GR WESTWOOD GLEN, LP
481	GR WESTWYND ASSOCIATES, LLC
482	GR WILKENS GLEN, LP
483	GRAN TREE CORPORTION
484	GRAND OASIS CONDOMINIUM, LLC
485	GREEN GATE APARTMENTS, LTD
486	GREENGLEN ATPS OF WHEELERSBURG, LTD
487	GREENLEAF APARTMENTS, LTD
488	GREENTREE APARTMENTS LP
489	GR-HERITAGE COURT ASSOCIATES, LLC (FKA GR-HERITAGE COURT ASSOCIATES, LP)
490	GROVE DEVELOPMENT, LLC
491	GROVE OPERATING LP
492	GROVE ROCKY HILL, LLC
493	GUILFORD COMPANY, INC.
494	GUILFORD PARTNERS II
495	HEATHMOORE APTS OF INDIANAPOLIS, II, LTD
496	HESSIAN HILLS APARTMENT ASSOC, LTD
497	HICKORY MILL APTS OF HURRICANE, II, LTD
498	HIDDEN LAKE ASSOCIATES, L.P.
499	HIDDEN LAKE G.P. CORP.
500	HIGH RIVER ASSOC, LTD
501	HIGH RIVER PHASE I, LTD
502	HILLVIEW TERRACE APTS, LTD
503	HUNTERS’S GLEN GENERAL PARTNERSHIP
504	HUNTINGTON, LLC
505	KINGS CROSSING APTS, LTD
506	KINGSPORT APARTMENTS, LLC
507	KISMUL, LLC (FKA KISMUL CORP)
508	LAKEVIEW COMMUNITY RENTALS, L.P.
509	LAKEVIEW G.P. CORP.
510	LAKEWOOD COMMUNITY RENTALS G.P. CORP.
511	LAKEWOOD COMMUNITY RENTALS, L.P.
512	LAKSPUR APTS OF COLUMBUS, II, LTD
513	LANDON LEGACY PARTNERS LIMITED
514	LANDON PRAIRIE CREEK PARTNERS LIMITED
515	LANTERN COVE ASSOCIATES, L.P.
516	LANTERN COVE G.P. CORP.
517	LENOX PLACE LP
518	LEXFORD FLKB II, LLC
519	LEXFORD FLKB, LLC
520	LEXFORD GAKB, LLC
521	LEXFORD GP II, LLC
522	LEXFORD GP XV, LLC
523	LEXFORD GP, LLC
524	LEXFORD GUILFORD GP, LLC
525	LEXFORD GUILFORD LP, LLC
526	LEXFORD GUILFORD, INC.
527	LEXFORD HIDDEN POINTE GP LLC
528	LEXFORD HIDDEN POINTE LP LLC
529	LEXFORD INDUSTRIES DEVELOPMENT, LLC
530	LEXFORD PARTNERS, LLC
531	LEXFORD PROPERTIES, LP
532	LINCOLN MAPLES ASSOCIATES, LLC
533	MCCASLIN HIDDEN LAKES, LTD.
534	MCCASLIN RIVERHILL, LTD.
535	MCKINLEY HILLS PARTNERS-85,

ENTITY
536	MERIDAN GUILFORD BGP CORPORATION
537	MERIDAN GUILFORD CGP CORPORATION
538	MERIDAN GUILFORD NLPGP CORPORATION
539	MERIDAN GUILFORD PGP CORPORATION
540	MERIDIAN SOUTHEAST PARTNERS, LP
541	MERRY LAND DOWNREIT I LP
542	MESA DEL OSO ASSOCIATES, L.P.
543	MESA DEL OSO G.P. CORP.
544	MOBILE APARTMENT ASSOC, LTD
545	MONTGOMERY REAL ESTATE INVESTORS, LTD
546	MONTROSE SQUARE APTS OF HILLSBORO, II LTD
547	MOULTRIE APTS, LTD
548	MULBERRY APTS OF HILLIARD, LTD
549	MULTIFAMILY PORTFOLIO GP LIMITED PARTNERSHIP
550	MULTIFAMILY PORTFOLIO LP LIMITED PARTNERSHIP
551	MULTIFAMILY PORTFOLIO PARTNERS, INC.
552	NHP HS FOUR, INC.
553	NORTHRIDGE LAKES LP
554	NORTHWOOD APTS, LTD
555	NRL ASSOCIATES LP
556	OAK MILL II APARTMENTS, LLC
557	OAKS AT BAYMEADOWS ASSOCIATES
558	OAKS AT REGENCY ASSOCIATES
559	OLD REDWOODS, LLC
560	OLYMPIAN VILLAGE APTS, LTD
561	PALM SIDE APTS, LTD
562	PARKWOOD VILLAGE APTS OF DOUGLASVILLE, II, LP
563	PARKWOOD VILLAGE APTS OF DOUGLASVILLE, LTD
564	PEMBROKE LAKE APARTMENT ASSOC, LTD
565	PINE GROVE APTS ROSEVILLE, II, LTD
566	PINE GROVE APTS ROSEVILLE,LTD
567	POINTE EAST CONDOMINIUM, LLC
568	PRESERVE CONDOMINIUM HOMES
569	QRS MARKS A, INC.
570	QRS MARKS B, INC.
571	QRS MISSOURI, INC.
572	QRS WARWICK, INC.
573	QRS-740 RIVER DRIVE, INC.
574	QRS-ARBORETUM, INC.
575	QRS-ARTCAPLOAN, INC.
576	QRS-BOND, INC.
577	QRS-CHARDONNAY PARK, INC
578	QRS-CODELLE, INC.
579	QRS-CONNOR, INC.
580	QRS-COVE, INC.
581	QRS-FANCAP 2000A, INC.
582	QRS-FERNBROOK, INC.
583	QRS-GREENTREE I, INC.
584	QRS-LLC, INC.
585	QRS-NORTH HILL, INC
586	QRS-SCARBOROUGH, INC.
587	QRS-SIENA TERRACE, INC.
588	QRS-SMOKETREE, INC.
589	QRS-SUMMIT CENTER, INC.
590	QRS-TOWERS AT PORTSIDE, INC.
591	QRS-TOWNHOMES OF MEADOWBROOK, INC.
592	QRS-VININGS AT ASHLEY LAKE, INC.
593	QRS-WATERFALL, INC.
594	QRS-WOODRIDGE, INC.
595	RAMBLEWOOD APTS OF RICHMOND COUNTY, LTD
596	RAVENWOOD ASSOC, LTD
597	REDWOOD HOLLOW APTS OF SMYRNA, LTD
598	RESERVE SQUARE, INC.
599	RESIDENTIAL INSURANCE AGENCY, LLC (DE)
600	RESIDENTIAL INSURANCE AGENCY, LLC (OH)
601	RICHMOND APARTMENT ASSOC, LTD
602	RIDGEWOOD APTS OF LEXINGTON, II, LTD

ENTITY
603	RIVERWOOD APTS, LTD
604	ROANOKE APTS OF JEFFERSON COUNTY, LTD
605	SANDLEWOOD APTS OF ALEXANDRIA, LTD
606	SARASOTA BENEVA PLACE ASSOICATES, LTD.
607	SCARBOROUGH ASSOCIATES
608	SCHOONER BAY I ASSOCIATES, L.P.
609	SCHOONER BAY I G.P. CORP.
610	SCHOONER BAY II ASSOCIATES, L.P.
611	SCHOONER BAY II G.P. CORP.
612	SECOND COUNRTY CLUB ASSOCIATES LIMITED PARTNERSHIP
613	SECOND GEORGIAN WOODS LIMITED PARTNERSHIP
614	SECOND TOWNE CENTRE LP
615	SHANNON WOODS APTS OF UNION CITY, II, LTD
616	SHEFFIELD APARTMENTS, LLC
617	SLATE RUN APTS OF BEDFORD, LTD
618	SOUTH SHORE ASSOCIATES, L.P.
619	SOUTH SHORE G.P. CORP.
620	SPRING LAKE MANOR ASSOC, LTD
621	SPRINGTREE APTS, LTD
622	SQUAW PEAK CONDOMINIUM, LLC
623	SUGARTREE APTS, II, LTD
624	SUMMIT CENTER, LLC
625	SUMMIT PLACE, LLC
626	TANGLEWOOD APARTMENTS, LLC
627	THE CROSSINGS ASSOCIATES
628	THE FOUR LAKES CONDOMINIUM HOMES CONDOMINIUM
629	THE LANDINGS HOLDING COMPANY, LLC
630	THE LANDINGS URBAN RENEWAL COMPANY, LLC
631	THE WIMBERLY APARTMENT HOMES, LTD.
632	THIRD TOWNE CENTRE LIMITED PARTNERSHIP
633	THYMEWOOD APTS, LTD
634	TIERRA ANTIGUA ASSOCIATES, L.P.
635	TIERRA ANTIGUA G.P. CORP.
636	TOWERS AT PORTSIDE URBAN RENEWAL COMPANY, LLC
637	TOWNHOUSE APARTMENT ASSOC, LTD
638	TWIN GATES APARTMENT ASSOC, LTD
639	VENETIAN CONDOMINIUM, LLC
640	VERONA CONDOMINIUM, LLC
641	WADLINGTON INVESTMENTS GENERAL PARTNERSHIP
642	WADLINGTON, INC.
643	WATERFIELD SQUARE I ASSOCIATES, L.P.
644	WATERFIELD SQUARE I G.P. CORP.
645	WATERFIELD SQUARE II ASSOCIATES, L.P.
646	WATERFIELD SQUARE II G.P. CORP.
647	WATERMARKE ASSOCIATES
648	WHARF HOLDING, LLC
649	WHRP, INC.
650	WILLOW BROOK ASSOCIATES, L.P.
651	WILLOW BROOK G.P. CORP.
652	WILLOW CREEK COMMUNITY RENTALS, L.P.
653	WILLOW CREEK G.P. CORP.
654	WILL-O-WISP ASSOC, LP
655	WILLOWOOD APTS OF TROTWOOD, LTD
656	WILLOWOOD EAST APTS OF INDIANAPOLIS, LTD
657	WINDRUSH APTS, LTD
658	WINDSOR PLACE, LLC
659	WINTER PARK ASSOC, LP
660	WINTER WOODS APTS, II, LTD
661	WINTHROP COURT APTS OF COLUMBUS, LTD
662	WOOD FOREST ASSOCIATES
663	WOODCREST (AUGUSTA), LLC
664	WYNNFIELD APARTMENTS, LLC